UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2014

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2014

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

In the past six months, Green Century has continued to put one of our guiding principles — Investing in a Green Future — into practice in multiple ways. We want to share with you some of the pro-active steps we’ve taken on refining out criteria for sustainable investing and our advocacy work that help transition us to a cleaner and greener economy.

Leading on Fossil Fuel Free Investing and Reinvestment

Green Century has become a leader in the investment advisory field on fossil fuel free investing, a strategy tailored for investors who are making choices with the future in mind. We have educated thousands of individuals and institutions and increased the Funds’ assets and number of shareholders, in the Balanced Fund in particular. We also secured articles about this investment strategy and Green Century in dozens of media outlets including the Los Angeles Times, the San Francisco Chronicle, the Washington Post, and the Boston Globe, highlighting that Green Century’s Balanced Fund has not invested in coal, oil and gas companies since 2005.

Fossil fuel companies are the leading driver of the carbon pollution that is linked to the climate change impacts we have all felt this year — from the extended drought in the west to the near-continuous freezing temperatures and snowstorms in much of the rest of the country. This erratic weather has extracted a significant toll on businesses, city budgets and families across the country. In addition, these fuel sources rely on a finite source of energy that may leave our country less able to tackle the challenges of the future.

Moving out of investments in fossil fuel companies may also protect investors against a “carbon bubble” in the future. The fossil fuel industry controls reserves of coal, oil and gas that are treated as positive assets. If governments enact regulations restricting carbon emissions, fossil fuel companies may not be able to extract and sell these reserves. In turn, investors may then be left with devalued or “stranded” assets.

Fortunately, cleaner and more sustainable energy sources are being brought online each year to power a new economy. Solar, wind, and geothermal industries rely on plentiful and clean sources and are an integral part of building a strong foundation for future economic growth. Green Century’s mutual funds aim to include investments in these clean energy companies to seek competitive returns and to provide investors a way to support sustainable solutions.

The Green Century Equity Fund Becomes Entirely Fossil Fuel Free

On April 1, 2014, the Green Century Equity Fund will be entirely fossil fuel free. With this update, Green Century will be the first and only family of responsible, diversified mutual funds that is 100% free of fossil fuel companies. While the Equity Fund already did not hold coal or major oil companies, it will now also eliminate the gas companies that are susceptible to increasing reputational risks and potential investment risks as a result of hydraulic fracturing, or fracking. The Equity Fund will still invest in the companies that comprise the longest-running sustainable investment index, now minus the fossil fuel companies in that index. This type of transformative move is nothing new for Green Century — we have been pioneers and leaders in building the sustainable investment movement from our beginning over 22 years ago. Green Century’s innovations include the sustainability criteria we use to build the Funds’ portfolios, leading tangible and successful shareholder advocacy campaigns, and educating investors about their ability to support clean technologies.

Reducing Carbon Pollution and Securing Improvements in Agribusiness through Shareholder Advocacy

Our track record of success in helping corporations adopt green practices has continued to build with our recent victories.

Green Century helped convince two leading companies to stop using palm oil that is grown unsustainably. First, Green Century helped tip the world’s largest palm oil trader, Wilmar1, to only supply palm oil that is grown without burning rainforests in December 2013. Then, in February, Green Century announced a precedent-setting policy with Kellogg’s1 that not only reduces carbon emissions, but also protects the habitats of endangered species like orangutans and Sumatran tigers. These newly adopted policies and progress build on the commitment that Green Century secured with Starbucks1 last year to purchase only certified sustainable palm oil.

Green Century also recently celebrated another victory when we announced that we had pressed Tyson Foods1 to stop using gestation crates for its pigs. We also successfully advocated that Kraft Foods1 refrain from spending shareholder dollars to oppose the proposed labeling of Genetically Modified Organisms (GMOs) law in Washington State.

We thank you for your investment in the Green Century Funds and look forward to partnering with you to build a sustainable future.

Respectfully,

Green Century Capital Management

For more regular updates on Green Century and our advocacy efforts, please consider signing up for our free e-newsletter. Visit: www.greencentury.com/news/signup, email info@greencentury.com or call 1-800-93-GREEN.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2013	Green Century Balanced Fund	14.15%	23.67%	13.26%	4.78%
	Custom Balanced Fund Index[2]	9.96%	18.24%	12.82%	6.57%
January 31, 2014	Green Century Balanced Fund	6.11%	15.46%	13.29%	4.24%
	Custom Balanced Fund Index[2]	4.76%	12.86%	13.67%	6.25%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month and one year periods ended January 31, 2014, the Balanced Fund outperformed the Custom Balanced Index. For the six month period ended January 31, 2014, the Balanced Fund returned 6.11%, while the Custom Balanced Index returned 4.76%.

In the view of the Balanced Fund’s portfolio managers, during the twelve months ended January 31, 2014, investors largely focused on the benefits to the stock market and the risks to the bond market of a slowly strengthening U.S. economy. Throughout 2013, U.S. economic conditions were largely positive with steady, moderate, sustained growth throughout the year. In May, 2013, the Federal Reserve raised the possibility of an eventual end to Quantitative Easing, which resulted in an immediate surge in interest rates. By December 2013, investors had adjusted to the prospect of “tapering,” or a reduction in the rate of Quantitative Easing, and the actual start of tapering met a muted reaction. January 2014 has been more challenging, with equity investors wary after 2013’s stellar returns. The Balanced Fund’s portfolio managers

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

continue to expect substantially higher returns from stocks than from bonds and have emphasized stocks and very short maturity bonds. This strategy worked in that equity returns for both the 6 month and the 12 month periods were considerably stronger than bond market returns.

As the Balanced Fund is managed to be free of fossil fuel company holdings, the Fund does not have any holdings in the traditional energy sector. During the twelve months ended January 31, 2014, the spot price of oil swung between a low of $85 per barrel and a high of $110, and fossil fuel energy stock performance was below that of the market. The Fund benefitted from its exposure to clean energy, clean tech, and conservation company stocks, with the average Balanced Fund holding of these stocks returning about 9% for the six months ended January 31, 2014.

The Fund’s equity holdings which positively contributed to its performance during the twelve months ended January 31, 2013 included: Shire PLC1, BT Group PLC1, Westinghouse Air Brake1, Jarden Corporation1, and Lincoln Electric Holdings1. Poor performers included J. M. Smucker, Co.1, Cisco Systems1, Symantec1, Baxter International1, and Unilever NV1.

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected in 2014. The Fund’s equity holdings are slightly weighted toward more cyclical sectors such as industrials stocks, and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social Index (the KLD 400 Index), comprised of 400 primarily large capitalization U.S. companies selected based on comprehensive social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.25%	Six Months	One Year	Five Years	Ten Years
December 31, 2013	Green Century Equity Fund	14.78%	34.37%	16.92%	6.00%
	S&P 500® Index[3]	16.31%	32.39%	17.94%	7.41%
January 31, 2014	Green Century Equity Fund	6.80%	22.58%	18.26%	5.47%
	S&P 500® Index[3]	6.85%	21.52%	19.19%	6.83%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century Equity Fund, which closely tracks the KLD 400 Index, returned 6.80% for the six month period ended January 31, 2014, while the S&P 500® Index (the S&P 500) returned 6.85% during the same period.

The difference in performance of the Equity Fund relative to the S&P 500 was largely due to differences in sector allocation and stock selection criteria between the two. The Equity Fund either has an underweight to or does not hold several large energy companies that performed poorly during the period, which helped its performance relative to the S&P 500. However, the Equity Fund’s performance relative to the S&P 500 was hurt by stock selection in the consumer discretionary sector, as the Equity Fund does not hold several of these stocks that were among the best performers in the S&P 500.

According to an analysis by the Equity Fund’s portfolio managers, U.S. equities performed positively in the second half of 2013. In the late summer, news about the turbulence in Syria left developed markets unperturbed and investors were optimistic when the U.S. saw an opportunity to resolve the issue with peaceful talks. Investors were also concerned about the potential for the Federal Reserve (the Fed) to begin tapering its asset purchase program at its September meeting.

U.S. equities ended the year with another strong quarter, partly driven by the positive market reactions to monetary and fiscal policy activity in Washington, according to the Fund’s portfolio managers. The Fed’s assurance of continued monetary stimulus boosted U.S. equities through the end of the third quarter into the start of the fourth quarter. This positive performance was sustained through October despite fiscal uncertainty and a government shutdown, as a temporary budget deal was reached late in the month. A longer-term budget agreement was reached in December, further reducing fiscal uncertainty.

The Fund’s portfolio managers believe that markets initially reacted positively to the announcement by the Fed that it would begin tapering asset purchases in January, as the move was seen to be less dramatic than many had anticipated, and it demonstrated confidence in the strength of the

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

economic recovery. Janet Yellen was appointed as the next Fed Chair, and her testimony before Congress assured markets that policy would remain appropriately accommodative. Cold weather and lackluster earnings for the year brought down returns for the month of January. Even with a slow start to 2014, Janet Yellen and the Fed plan to stay on track with the cutting of asset purchases, according to the portfolio managers’ analysis.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2013 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2014, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Wilmar International Limited	0.00%	0.00%
Kellogg Company	0.00%	0.24%
Starbucks	0.32%	0.84%
Tyson Foods Inc.	0.00%	0.00%
Kraft Foods	0.00%	0.49%
Shire PLC	1.66%	0.00%
BT Group PLC	1.18%	0.00%
Wabtec Corp.	0.00%	0.11%
Jarden Corporation	0.99%	0.00%
Lincoln Electric Holdings	1.63%	0.09%
J. M. Smucker, Co.	1.34%	0.16%
Cisco Systems	1.78%	1.85%
Symantec	0.00%	0.24%
Baxter International	1.31%	0.00%
Unilever NV	1.15%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ Prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC, 3/14

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2014 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2013 to January 31, 2014 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2013	ENDING ACCOUNT VALUE JANUARY 31, 2014	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,060.70	$7.69
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.54	7.53

Equity Fund
Actual Expenses	1,000.00	1,068.00	6.52
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.70	6.36

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)

COMMON STOCKS — 71.9%
	SHARES	VALUE
Capital Goods — 7.5%
ABB Ltd. American Depositary Receipt (a)(b)	27,862	$692,092
Eaton Corporation PLC (a)	10,104	738,501
Koninklijke Philips N.V. American Depositary Receipt (a)	18,973	658,363
Lincoln Electric Holdings, Inc.	24,209	1,675,263
Middleby Corporation (The) (b)	2,015	496,859
Pentair Ltd.	8,937	664,287
Valmont Industries, Inc.	9,052	1,325,032
W.W. Grainger, Inc.	2,176	510,229
Wabtec Corporation	12,298	907,715

		7,668,341

Technology Hardware & Equipment — 7.4%
Apple, Inc.	3,258	1,630,955
Cisco Systems, Inc.	83,524	1,830,011
QUALCOMM, Inc.	26,587	1,973,287
SanDisk Corporation	17,353	1,206,901
Trimble Navigation Ltd. (b)	28,767	930,037

		7,571,191

Pharmaceuticals & Biotechnology — 6.1%
Amgen, Inc.	8,124	966,350
Gilead Sciences, Inc. (b)	11,207	903,844
GlaxoSmithKline PLC American Depositary Receipt (a)	31,085	1,602,121
Novartis A.G. American Depositary Receipt (a)	13,937	1,101,999
Shire PLC American Depositary Receipt (a)	11,428	1,709,857

		6,284,171

Healthcare Equipment & Services — 5.3%
Baxter International, Inc.	19,756	1,349,335
Cerner Corporation (b)	15,610	888,053
Omnicell, Inc. (b)	34,317	886,065
UnitedHealth Group, Inc.	21,130	1,527,276
Zimmer Holdings, Inc.	8,952	841,219

		5,491,948

Banks — 5.2%
East West Bancorp, Inc.	23,205	776,440
Fifth Third Bancorp	41,311	868,357

	SHARES	VALUE
Banks — (continued)
HSBC Holdings PLC American Depositary Receipt (a)	8,488	$437,047
SVB Financial Group (b)	11,718	1,315,111
Umpqua Holdings Corporation	57,900	1,016,724
Wells Fargo & Company	20,665	936,951

		5,350,630

Insurance — 5.2%
Aflac, Inc.	20,833	1,307,896
Chubb Corporation (The)	5,078	429,294
Hartford Financial Services Group, Inc.	13,838	460,113
Horace Mann Educators Corporation	45,430	1,267,497
Lincoln National Corporation	9,136	438,802
Reinsurance Group of America, Inc.	18,685	1,395,209

		5,298,811

Software & Services — 4.2%
Citrix Systems, Inc. (b)	5,269	284,895
Google, Inc., Class A (b)	1,195	1,411,259
International Business Machines Corporation	103	18,198
MasterCard, Inc., Class A	20,180	1,527,222
Microsoft Corporation	27,716	1,049,051

		4,290,625

Materials — 3.3%
Minerals Technologies, Inc.	34,235	1,769,265
Owens-Illinois, Inc. (b)	26,431	846,849
Sealed Air Corporation	25,970	810,004

		3,426,118

Food & Beverage — 3.2%
General Mills, Inc.	300	14,406
Green Mountain Coffee Roasters, Inc.	9,372	759,132
JM Smucker Company (The)	14,257	1,374,232
Unilever NV American Depositary Receipt (a)	31,749	1,185,508

		3,333,278

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	continued

	SHARES	VALUE
Semiconductors — 3.1%
Applied Materials, Inc.	63,322	$1,065,076
ARM Holdings PLC American Depositary Receipt (a)	7,722	355,753
Intel Corporation	15,114	370,898
NXP Semiconductors NV (a)(b)	20,229	978,072
Xilinx, Inc.	9,641	447,535

		3,217,334

Diversified Financials — 2.7%
American Express Company	4,365	371,112
Charles Schwab Corporation (The)	34,951	867,484
Citigroup, Inc.	14,937	708,462
JPMorgan Chase & Company	15,051	833,223

		2,780,281

Renewable Energy & Energy Efficiency — 2.6%
First Solar, Inc. (b)	6,540	330,793
Johnson Controls, Inc.	42,904	1,978,733
Ormat Technologies, Inc.	14,579	359,372

		2,668,898

Automobiles & Components — 2.6%
BorgWarner, Inc.	27,188	1,459,996
Toyota Motor Corporation American Depositary Receipt (a)	10,427	1,196,602

		2,656,598

Transportation — 2.3%
Canadian Pacific Railway Ltd.	6,031	913,576
United Parcel Service, Inc., Class B	14,699	1,399,786

		2,313,362

Retailing — 2.2%
Home Depot, Inc. (The)	6,730	517,201
priceline.com, Inc. (b)	364	416,740
TJX Companies, Inc. (The)	23,348	1,339,241

		2,273,182

Telecommunication Services — 2.1%
BT Group PLC American Depositary Receipt (a)	19,305	1,217,180
SBA Communications Corporation, Class A (b)	6,029	559,190

	SHARES	VALUE
Telecommunication Services — (continued)
Vodafone Group PLC American Depositary Receipt (a)	11,645	$431,564

		2,207,934

Consumer Services — 1.8%
Panera Bread Company, Class A (b)	5,805	981,451
Starbucks Corporation	4,584	326,014
Starwood Hotels & Resorts Worldwide, Inc.	7,632	570,187

		1,877,652

Healthy Living — 1.7%
United Natural Foods, Inc. (b)	9,972	673,808
Whole Foods Market, Inc.	19,656	1,027,223

		1,701,031

Media — 1.4%
Discovery Communications, Inc., Class A (b)	6,554	522,878
Time Warner, Inc.	15,306	961,676

		1,484,554

Consumer Durables & Apparel — 1.0%
Jarden Corporation (b)	16,806	1,015,923

Food & Staples Retailing — 0.7%
Costco Wholesale Corporation	5,952	668,767

Household & Personal Products — 0.3%
Church & Dwight Company, Inc.	5,304	342,532

Total Common Stocks (Cost $57,315,047)		73,923,161

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS & NOTES — 15.2%
Diversified Financials — 4.1%
Bank of America Corporation
1.35%, due 11/21/16	$1,000,000	$1,001,509
Bank of New York Mellon Corporation (The)
4.30%, due 5/15/14	500,000	505,707
Citigroup, Inc.
3.953%, due 6/15/16	500,000	532,733
Deutsche Bank A.G.
3.25%, due 1/11/16 (a)	500,000	523,407
HSBC Bank USA N.A.
6.00%, due 8/9/17	500,000	568,484
JPMorgan Chase & Company
5.125%, due 9/15/14	500,000	513,723
Morgan Stanley
3.80%, due 4/29/16	500,000	528,844

		4,174,407

Renewable Energy & Energy Efficiency — 3.9%
International Bank for Reconstruction & Development
0.375%, due 8/24/15	1,000,000	1,001,328
International Bank for Reconstruction & Development
2.00%, due 10/20/16	500,000	518,428
International Finance Corporation
2.25%, due 4/28/14	1,000,000	1,004,709
International Finance Corporation
0.625%, due 11/15/16	1,000,000	996,498
Johnson Controls, Inc.
5.50%, due 1/15/16	500,000	542,225

		4,063,188

Software & Services — 2.0%
International Business Machines Corporation
2.00%, due 1/5/16	500,000	514,145
Microsoft Corporation
1.625%, due 9/25/15	500,000	510,536
Oracle Corporation
3.75%, due 7/8/14	500,000	507,310

	PRINCIPAL AMOUNT	VALUE
Software & Services — (continued)
Oracle Corporation
1.20%, due 10/15/17	$500,000	$498,285

		2,030,276

Technology Hardware & Equipment — 1.5%
Dell, Inc.
2.30%, due 9/10/15	500,000	503,750
EMC Corporation
1.875%, due 6/1/18	500,000	501,203
Hewlett-Packard Company
4.75%, due 6/2/14	500,000	506,914

		1,511,867

Multi-National Banks — 1.0%
African Development Bank
0.75%, due 10/18/16(a)	1,000,000	1,005,430

Banks — 1.0%
Export-Import Bank of Korea
1.75%, due 2/27/18 (a)	1,000,000	990,221

Capital Goods — 0.5%
Koninklijke Philips NV
5.75%, due 3/11/18	500,000	577,142

Pharmaceuticals & Biotechnology — 0.5%
Amgen, Inc.
4.85%, due 11/18/14	500,000	517,182

Telecommunication Services — 0.5%
AT&T, Inc.
2.50%, due 8/15/15	500,000	513,771

Healthcare Equipment & Services — 0.2%
Stryker Corporation
1.30%, due 4/1/18	250,000	246,432

Total Corporate Bonds & Notes (Cost $15,361,822)		15,629,916

U.S. Government Agencies — 5.1%
Federal Farm Credit Bank
0.29%, due 7/15/15	1,000,000	1,000,011
Federal Farm Credit Bank
5.125%, due 8/25/16	500,000	556,668
Federal Home Loan Bank
5.625%, due 6/13/16	1,000,000	1,113,772

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — (continued)
Federal Home Loan Bank
3.875%, due 12/14/18	$550,000	$600,636
Federal Home Loan Bank
2.00%, due 6/25/27 (c)	1,000,000	922,616
Federal Home Loan Mortgage Corporation
0.35%, due 12/5/14	500,000	500,943
Federal Home Loan Mortgage Corporation
3.75%, due 3/27/19	500,000	550,084

Total U.S. Government Agencies (Cost $5,091,499)		5,244,730

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 1.25%, due 8/10/16	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

VALUE
SHORT-TERM OBLIGATION — 8.9%
Repurchase Agreement—State Street Bank & Trust Repurchase Agreement, 0.00%, dated 1/31/14, due 2/3/14, proceeds $9,110,680 (collateralized by Fannie Mae, 3.237%, due 5/1/41, value $9,293,845) (Cost $9,110,680)	$9,110,680

TOTAL INVESTMENTS (d) — 101.2%
(Cost $86,974,048)	104,003,487
Liabilities Less Other Assets — (1.2)%	(1,245,294)

NET ASSETS — 100.0%	$102,758,193

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2014.
(d)	The cost of investments for federal income tax purposes is $86,974,048 resulting in gross unrealized appreciation and depreciation of $17,521,299 and $491,860 respectively, or net unrealized appreciation of $17,029,439.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 12.9%
Adobe Systems, Inc. (a)	5,631	$333,299
Advent Software, Inc.	560	18,402
Autodesk, Inc. (a)	2,598	133,147
Automatic Data Processing, Inc.	5,684	435,394
CA, Inc.	3,720	119,337
Cognizant Technology Solutions Corporation, Class A (a)	3,553	344,357
Compuware Corporation	2,506	25,411
Convergys Corporation	1,208	24,607
eBay, Inc. (a)	13,704	729,053
FactSet Research Systems, Inc.	480	50,770
FleetCor Technologies, Inc. (a)	807	85,800
Google, Inc., Class A (a)	3,221	3,803,904
International Business Machines Corporation	12,238	2,162,210
Intuit, Inc.	3,343	244,875
NetSuite, Inc. (a)	388	40,810
Salesforce.com, Inc. (a)	6,672	403,856
Symantec Corporation	8,321	178,153
Teradata Corporation (a)	1,901	78,169
Yahoo!, Inc. (a)	11,392	410,340

		9,621,894

Pharmaceuticals & Biotechnology — 10.6%
Affymetrix, Inc. (a)	777	7,296
Agilent Technologies, Inc.	3,924	228,181
Amgen, Inc.	8,863	1,054,254
Biogen Idec, Inc. (a)	2,796	874,141
Bristol-Myers Squibb Company	19,364	967,619
Cepheid, Inc. (a)	787	41,601
Endo Health Solutions, Inc. (a)	1,331	87,686
Gilead Sciences, Inc. (a)	18,005	1,452,103
Illumina, Inc. (a)	1,462	222,224
Life Technologies Corporation (a)	2,026	154,118
Merck & Company, Inc.	34,417	1,823,068
Mettler-Toledo International, Inc. (a)	349	85,959
PAREXEL International Corporation (a)	656	32,019
Techne Corporation	408	37,075
Thermo Fisher Scientific, Inc.	4,241	488,309
Vertex Pharmaceuticals, Inc. (a)	2,724	215,305
VIVUS, Inc. (a)	1,168	8,667

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Waters Corporation (a)	994	$107,620

		7,887,245

Technology Hardware & Equipment — 6.8%
Cisco Systems, Inc.	62,849	1,377,022
Corning, Inc.	17,246	296,804
EMC Corporation	24,459	592,886
Flextronics International Ltd. (a)	7,039	57,368
Hewlett-Packard Company	22,645	656,705
Lexmark International, Inc.	729	28,569
Motorola Solutions, Inc.	2,790	178,002
Plantronics, Inc.	515	22,109
Polycom, Inc. (a)	1,682	20,066
QUALCOMM, Inc.	20,168	1,496,869
Seagate Technology PLC	3,815	201,661
Silicon Graphics International Corporation (a)	280	3,643
Super Micro Computer, Inc. (a)	383	7,874
Xerox Corporation	13,973	151,607

		5,091,185

Diversified Financials — 5.9%
American Express Company	11,406	969,738
Bank of New York Mellon Corporation (The)	13,570	433,697
BlackRock, Inc.	1,578	474,142
Charles Schwab Corporation (The)	13,646	338,694
CME Group, Inc.	3,751	280,425
Discover Financial Services	5,712	306,449
Franklin Resources, Inc.	4,891	254,381
IntercontinentalExchange Group, Inc.	1,351	282,075
Invesco Ltd.	5,171	171,936
Legg Mason, Inc.	1,309	55,436
Northern Trust Corporation	2,659	160,125
PHH Corporation (a)	636	15,436
State Street Corporation	5,270	352,826
T. Rowe Price Group, Inc.	3,043	238,693
TD Ameritrade Holding Corporation	2,582	80,687

		4,414,740

Energy — 5.7%
Baker Hughes, Inc.	5,233	296,397
Clean Energy Fuels Corporation (a)	739	8,816

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	continued

	SHARES	VALUE
Energy — (continued)
Denbury Resources, Inc. (a)	4,346	$69,840
Devon Energy Corporation	4,558	269,925
Energen Corporation	841	59,476
Energy XXI Bermuda Ltd.	751	17,235
EOG Resources, Inc.	3,204	529,429
EQT Corporation	1,754	162,789
FMC Technologies, Inc. (a)	2,755	136,207
Geospace Technologies Corporation (a)	151	12,008
Hess Corporation	3,648	275,387
Marathon Petroleum Corporation	3,692	321,389
National Oilwell Varco, Inc.	5,024	376,850
Newfield Exploration Company (a)	1,606	39,781
Noble Corporation PLC	2,951	91,570
Noble Energy, Inc.	4,238	264,155
Phillips 66	6,825	498,839
Pioneer Natural Resources Company	1,636	277,007
QEP Resources, Inc.	2,089	64,529
Quicksilver Resources, Inc. (a)	1,552	4,827
Southwestern Energy Company (a)	4,100	166,829
Spectra Energy Corporation	7,917	284,616
Ultra Petroleum Corporation (a)	1,782	42,679

		4,270,580

Capital Goods — 5.7%
3M Company	7,631	978,218
A.O. Smith Corporation	911	43,017
AECOM Technology Corporation (a)	1,056	30,275
Air Lease Corporation	1,128	35,509
American Science & Engineering, Inc.	91	6,223
Applied Industrial Technologies, Inc.	442	22,339
CLARCOR, Inc.	581	32,199
Cummins, Inc.	2,102	266,912
Deere & Company	4,275	367,479
Dover Corporation	2,030	175,717
EMCOR Group, Inc.	780	33,158
Fastenal Company	3,367	147,912
Graco, Inc.	714	49,616
Granite Construction, Inc.	448	14,914
H&E Equipment Services, Inc. (a)	349	10,568
Houston Wire & Cable Company	181	2,395

	SHARES	VALUE
Capital Goods — (continued)
Illinois Tool Works, Inc.	4,997	$394,113
Ingersoll-Rand PLC	3,457	203,237
Kadant, Inc.	148	5,315
Lincoln Electric Holdings, Inc.	917	63,456
Masco Corporation	4,329	91,602
Meritor, Inc. (a)	1,124	12,341
Middleby Corporation (The) (a)	223	54,987
Nordson Corporation	673	46,652
Owens Corning (a)	1,324	50,511
Pall Corporation	1,299	104,050
Pentair Ltd.	2,332	173,338
Rockwell Automation, Inc.	1,650	189,486
Snap-on, Inc.	727	72,809
Tennant Company	214	13,724
Timken Company	941	53,007
United Rentals, Inc. (a)	1,087	87,982
W.W. Grainger, Inc.	704	165,074
WABCO Holdings, Inc. (a)	728	62,768
Wabtec Corporation	1,128	83,258
Xylem, Inc.	2,161	72,091

		4,216,252

Household & Personal Products — 5.4%
Avon Products, Inc.	5,053	75,239
Clorox Company (The)	1,572	138,760
Colgate-Palmolive Company	10,881	666,244
Estee Lauder Companies, Inc. (The), Class A	2,831	194,603
Kimberly-Clark Corporation	4,501	492,274
Procter & Gamble Company (The)	32,154	2,463,640
WD-40 Company	181	12,440

		4,043,200

Food & Beverage — 5.1%
Bunge Ltd.	1,720	130,307
Campbell Soup Company	2,373	97,791
Coca-Cola Enterprises, Inc.	3,043	131,732
Darling International, Inc. (a)	1,918	37,516
General Mills, Inc.	7,587	364,328
Green Mountain Coffee Roasters, Inc.	1,493	120,933
Hillshire Brands Company	1,436	51,150
JM Smucker Company (The)	1,262	121,644
Kellogg Company	3,025	175,390
Kraft Foods Group, Inc.	6,999	366,398

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	continued

	SHARES	VALUE
Food & Beverage — (continued)
McCormick & Company, Inc.	1,397	$89,659
Mondelez International, Inc., Class A	19,881	651,103
PepsiCo, Inc.	18,108	1,455,159
Tootsie Roll Industries, Inc.	227	6,887

		3,799,997

Healthcare Equipment & Services — 4.0%
AmerisourceBergen Corporation	2,749	184,788
Becton, Dickinson and Company	2,288	247,379
Cerner Corporation (a)	3,666	208,559
Cigna Corporation	3,343	288,534
Community Health Systems, Inc. (a)	1	41
Edwards Lifesciences Corporation (a)	1,310	85,307
Emeritus Corporation (a)	506	11,157
Henry Schein, Inc. (a)	1,008	115,809
Hologic, Inc. (a)	3,153	67,348
Humana, Inc.	1,862	181,173
IDEXX Laboratories, Inc. (a)	608	69,470
Invacare Corporation	347	7,003
Laboratory Corporation of America Holdings (a)	1,051	94,411
Medtronic, Inc.	11,827	668,935
Molina Healthcare, Inc. (a)	367	13,212
MWI Veterinary Supply, Inc. (a)	142	26,449
Patterson Companies, Inc.	973	38,881
Select Medical Holdings Corporation	417	4,504
St. Jude Medical, Inc.	3,410	207,089
Team Health Holdings, Inc. (a)	809	34,916
Varian Medical Systems, Inc. (a)	1,257	102,207
WellPoint, Inc.	3,529	303,494

		2,960,666

Materials — 3.7%
Air Products & Chemicals, Inc.	2,479	260,642
Albemarle Corporation	942	60,458
Alcoa, Inc.	12,504	143,921
Avery Dennison Corporation	1,157	57,005
Ball Corporation	1,615	82,672
Compass Minerals International, Inc.	394	30,976
Domtar Corporation	384	41,245

	SHARES	VALUE
Materials — (continued)
Eastman Chemical Company	1,801	$140,406
Ecolab, Inc.	3,196	321,326
H.B. Fuller Company	585	27,249
International Flavors & Fragrances, Inc.	953	82,606
MeadWestvaco Corporation	2,070	74,665
Minerals Technologies, Inc.	404	20,879
Mosaic Company (The)	3,470	154,970
Nucor Corporation	3,781	182,811
Praxair, Inc.	3,469	432,654
Rock Tenn Company, Class A	839	85,142
Schnitzer Steel Industries, Inc., Class A	283	7,477
Sealed Air Corporation	2,167	67,589
Sherwin-Williams Company (The)	1,019	186,742
Sigma-Aldrich Corporation	1,404	130,530
Sonoco Products Company	1,169	48,373
Valspar Corporation (The)	977	68,663
Wausau Paper Corporation	442	6,038
Worthington Industries, Inc.	614	24,892

		2,739,931

Real Estate — 3.7%
American Tower Corporation	4,652	376,254
AvalonBay Communities, Inc.	1,464	180,804
Boston Properties, Inc.	1,812	195,859
CBRE Group, Inc., Class A (a)	3,288	87,264
Corporate Office Properties Trust	1,017	25,272
Digital Realty Trust, Inc.	1,497	76,332
Duke Realty Corporation	3,776	59,321
Equity Residential	4,063	225,009
Federal Realty Investment Trust	767	83,603
Forest City Enterprises, Inc., Class A (a)	1,644	29,904
HCP, Inc.	5,415	211,997
Host Hotels & Resorts, Inc.	8,941	164,425
Jones Lang LaSalle, Inc.	519	59,301
Liberty Property Trust	1,664	60,570
Macerich Company (The)	1,638	92,711
Plum Creek Timber Company, Inc.	2,042	87,949
Potlatch Corporation	481	19,240
Prologis, Inc.	5,814	225,351
UDR, Inc.	2,925	71,194
Vornado Realty Trust	1,961	180,079
Weyerhaeuser Company	6,913	206,560

		2,718,999

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	continued

	SHARES	VALUE
Retailing — 3.6%
ANN, Inc. (a)	511	$16,526
Bed Bath & Beyond, Inc. (a)	2,597	165,818
Best Buy Company, Inc.	3,272	77,023
Blue Nile, Inc. (a)	131	5,641
Brown Shoe Company, Inc.	495	11,722
Buckle, Inc. (The)	344	15,246
CarMax, Inc. (a)	2,678	120,805
Foot Locker, Inc.	1,761	67,975
GameStop Corporation, Class A	1,372	48,116
Gap, Inc. (The)	3,539	134,765
Genuine Parts Company	1,807	148,626
HSN, Inc.	437	23,934
Kohl’s Corporation	2,449	123,993
LKQ Corporation (a)	3,480	94,204
Men’s Wearhouse, Inc. (The)	555	26,662
Netflix, Inc. (a)	628	257,059
New York & Company, Inc. (a)	300	1,359
Nordstrom, Inc.	1,828	105,019
Nutrisystem, Inc.	323	4,593
Office Depot, Inc. (a)	5,788	28,303
PetSmart, Inc.	1,152	72,576
Pier 1 Imports, Inc.	1,119	21,384
Pool Corporation	544	29,474
Shutterfly, Inc. (a)	440	20,838
Signet Jewelers Ltd.	938	74,618
Staples, Inc.	7,683	101,108
Tiffany & Company	1,533	127,530
TJX Companies, Inc. (The)	8,406	482,168
Tractor Supply Company	1,678	111,604
TripAdvisor, Inc. (a)	1,366	105,442
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	706	60,511
Vitacost.com, Inc. (a)	220	1,214
Weyco Group, Inc.	55	1,453

		2,687,309

Semiconductors — 3.5%
Advanced Micro Devices, Inc. (a)	7,178	24,620
Analog Devices, Inc.	3,699	178,551
Applied Materials, Inc.	14,246	239,618
Intel Corporation	58,563	1,437,136
Lam Research Corporation (a)	1,900	96,159
Microchip Technology, Inc.	2,302	103,268
Texas Instruments, Inc.	12,924	547,977

		2,627,329

	SHARES	VALUE
Banks — 3.5%
Bank of Hawaii Corporation	522	$29,639
BB&T Corporation	8,322	311,326
Cathay General Bancorp	871	20,469
CIT Group, Inc.	2,226	103,620
Comerica, Inc.	2,162	99,020
Heartland Financial USA, Inc.	149	3,753
International Bancshares Corporation	647	15,146
KeyCorp	10,932	139,492
M&T Bank Corporation	1,369	152,657
New York Community Bancorp, Inc.	5,154	83,443
Old National Bancorp	1,196	16,744
People’s United Financial, Inc.	3,764	53,487
PNC Financial Services Group, Inc. (The)	6,257	499,809
Popular, Inc. (a)	1,206	31,838
Regions Financial Corporation	16,303	165,802
U.S. Bancorp	21,625	859,161
Umpqua Holdings Corporation	1,308	22,969

		2,608,375

Insurance — 3.0%
ACE Ltd.	3,993	374,583
Aflac, Inc.	5,482	344,160
Chubb Corporation (The)	3,022	255,480
Hartford Financial Services Group, Inc.	5,039	167,547
Marsh & McLennan Companies, Inc.	6,490	296,658
PartnerRe Ltd.	573	56,252
Principal Financial Group, Inc.	3,505	152,713
Progressive Corporation (The)	6,659	154,755
Travelers Companies, Inc. (The)	4,383	356,250
Willis Group Holdings PLC	1,952	84,053

		2,242,451

Consumer Services — 2.9%
Choice Hotels International, Inc.	383	18,587
Darden Restaurants, Inc.	1,519	75,099
DeVry Education Group, Inc.	661	23,889
Jack in the Box, Inc. (a)	478	24,173
Marriott International, Inc., Class A	2,827	139,371
McDonald’s Corporation	11,749	1,106,403

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	continued

	SHARES	VALUE
Consumer Services — (continued)
Royal Caribbean Cruises Ltd.	1,792	$88,883
Starbucks Corporation	8,837	628,487
Vail Resorts, Inc.	418	28,487

		2,133,379

Transportation — 2.7%
Arkansas Best Corporation	294	10,081
Avis Budget Group, Inc. (a)	1,258	47,439
C.H. Robinson Worldwide, Inc.	1,859	108,826
CSX Corporation	11,994	322,759
Expeditors International of Washington, Inc.	2,491	101,782
Genesee & Wyoming, Inc., Class A (a)	604	54,565
Hertz Global Holdings, Inc. (a)	4,675	121,644
Norfolk Southern Corporation	3,673	340,083
Ryder System, Inc.	608	43,284
United Parcel Service, Inc., Class B	8,479	807,455
Wesco Aircraft Holdings, Inc. (a)	740	16,539

		1,974,457

Media — 2.6%
Cablevision Systems Corporation, Class A	2,237	35,882
Discovery Communications, Inc., Class A (a)	1,760	140,413
Discovery Communications, Inc., Class C (a)	1,049	77,332
DreamWorks Animation SKG, Inc., Class A (a)	796	26,857
John Wiley & Sons, Inc., Class A	545	29,506
Liberty Global PLC, Class A (a)	2,518	201,264
Liberty Global PLC, Series C (a)	1,940	153,900
New York Times Company (The), Class A	1,557	22,016
Scholastic Corporation	291	9,600
Scripps Networks Interactive, Inc., Class A	984	71,360
Time Warner Cable, Inc.	3,361	447,920
Time Warner, Inc.	10,809	679,129

		1,895,179

Consumer Durables & Apparel — 2.3%
Blyth, Inc.	100	938
Callaway Golf Company	769	6,283

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Columbia Sportswear Company	154	$11,450
CSS Industries, Inc.	90	2,412
Deckers Outdoor Corporation (a)	402	31,336
Ethan Allen Interiors, Inc.	319	8,052
Hanesbrands, Inc.	1,155	82,167
La-Z-Boy, Inc.	578	15,560
Mattel, Inc.	4,099	155,106
Meritage Homes Corporation (a)	416	20,205
Mohawk Industries, Inc. (a)	719	102,227
NIKE, Inc., Class B	8,371	609,827
Oxford Industries, Inc.	172	12,981
Polaris Industries, Inc.	761	95,277
PVH Corporation	944	114,101
Tupperware Brands Corporation	604	47,329
Under Armour, Inc., Class A (a)	942	101,840
VF Corporation	4,184	244,555
Wolverine World Wide, Inc.	1,175	32,782

		1,694,428

Utilities — 2.0%
AGL Resources, Inc.	1,382	66,032
Avista Corporation	700	20,181
CenterPoint Energy, Inc.	4,741	110,939
Cleco Corporation	700	34,202
Consolidated Edison, Inc.	3,417	185,919
Integrys Energy Group, Inc.	927	50,373
MDU Resources Group, Inc.	2,087	66,867
MGE Energy, Inc.	274	15,602
New Jersey Resources Corporation	481	21,934
NiSource, Inc.	3,640	125,107
Northeast Utilities	3,711	162,542
Northwest Natural Gas Company	330	13,715
ONEOK, Inc.	2,410	165,061
Pepco Holdings, Inc.	3,142	61,049
Piedmont Natural Gas Company, Inc.	881	29,091
Questar Corporation	2,041	47,596
Sempra Energy	2,719	252,078
UGI Corporation	1,326	57,535
WGL Holdings, Inc.	603	22,781

		1,508,604

Renewable Energy & Energy Efficiency — 1.0%
ITC Holdings Corporation	612	63,342
Itron, Inc. (a)	456	18,413
Johnson Controls, Inc.	8,044	370,989

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2014 (unaudited)	concluded

	SHARES	VALUE
Renewable Energy & Energy Efficiency — (continued)
Ormat Technologies, Inc.	191	$4,708
Quanta Services, Inc. (a)	2,448	76,304
SunPower Corporation (a)	521	16,860
Tesla Motors, Inc. (a)	995	180,503

		731,119

Telecommunication Services — 0.8%
CenturyLink, Inc.	7,124	205,599
Cincinnati Bell, Inc. (a)	2,149	7,436
Frontier Communications Corporation	11,800	55,460
Leap Wireless International, Inc. (a)	619	10,863
Level 3 Communications, Inc. (a)	1,816	58,294
SBA Communications Corporation, Class A (a)	1,531	142,000
Sprint Corporation (a)	11,450	94,691
Windstream Holdings, Inc.	6,916	51,732

		626,075

Commercial & Professional Services — 0.8%
Copart, Inc. (a)	1,316	45,112
Corporate Executive Board Company (The)	391	28,582
Deluxe Corporation	585	28,402
Dun & Bradstreet Corporation (The)	452	49,720
Heidrick & Struggles International, Inc.	189	3,153
HNI Corporation	541	18,562
ICF International, Inc. (a)	227	7,641
IHS, Inc., Class A (a)	722	81,882
Interface, Inc.	800	16,760
Iron Mountain, Inc.	1,654	43,682
Kelly Services, Inc.	396	9,496
Knoll, Inc.	550	9,130
Manpowergroup, Inc.	911	70,967
On Assignment, Inc. (a)	529	15,701
R.R. Donnelley & Sons Company	2,118	39,119
Robert Half International, Inc.	1,621	67,725
RPX Corporation (a)	295	4,785
Steelcase, Inc.	1,050	15,509
Team, Inc. (a)	246	10,413
Tetra Tech, Inc. (a)	773	22,811
TrueBlue, Inc. (a)	474	11,627

	SHARES	VALUE
Commercial & Professional Services — (continued)
United Stationers, Inc.	441	$18,271

		619,050

Automobiles & Components — 0.6%
Autoliv, Inc.	1,115	101,097
BorgWarner, Inc.	2,702	145,097
Harley-Davidson, Inc.	2,663	164,281

		410,475

Food & Staples Retailing — 0.5%
Safeway, Inc.	2,813	87,878
Sysco Corporation	7,025	246,437

		334,315

Healthy Living — 0.4%
Hain Celestial Group, Inc. (The) (a)	556	51,091
United Natural Foods, Inc. (a)	575	38,853
Whole Foods Market, Inc.	4,193	219,126

		309,070

Total Common Stocks (Cost $52,661,843)		74,166,304

SHORT-TERM OBLIGATION — 0.2%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.00%, dated 1/31/14, due 2/3/14, proceeds $177,473 (collateralized by Fannie Mae, 3.035%, due 1/1/42, value $181,092) (Cost $177,473)		177,473

TOTAL INVESTMENTS (b) — 99.9%
(Cost $52,839,316)		74,343,777
Other Assets Less Liabilities — 0.1%		63,176

NET ASSETS — 100.0%		$74,406,953

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $53,876,806 resulting in gross unrealized appreciation and depreciation of $22,455,637 and $1,988,666 respectively, or net unrealized appreciation of $20,466,971.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2014

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $86,974,048 and $52,839,316, respectively)	$104,003,487	$74,343,777
Receivables for:
Securities sold	—	8,564
Capital stock sold	62,714	72,582
Interest	143,989	—
Dividends	41,768	70,083

Total assets	104,251,958	74,495,006

LIABILITIES:
Payable for securities purchased	1,343,371	—
Payable for capital stock repurchased	20,513	7,376
Accrued expenses	129,881	80,677

Total liabilities	1,493,765	88,053

NET ASSETS	$102,758,193	$74,406,953

NET ASSETS CONSIST OF:
Paid-in capital	$83,351,627	$55,892,745
Undistributed net investment income/(loss)	(45,231)	33,610
Accumulated net realized gains/(losses) on investments	2,422,358	(3,023,863)
Net unrealized appreciation on investments	17,029,439	21,504,461

NET ASSETS	$102,758,193	$74,406,953

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	4,525,917	2,658,604

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$22.70	$27.99

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2014
(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$210,454	$—
Dividend and other income (net of $5,716 and $0 foreign withholding taxes, respectively)	579,684	719,894

Total investment income	790,138	719,894

EXPENSES:
Administrative services fee	397,016	360,350
Investment advisory fee	310,906	90,084

Total expenses	707,922	450,434

NET INVESTMENT INCOME	82,216	269,460

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	4,868,681	2,551,868
Change in net unrealized appreciation on investments	420,829	1,865,968

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,289,510	4,417,836

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,371,726	$4,687,296

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2014 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2013	FOR THE SIX MONTHS ENDED JANUARY 31, 2014 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2013
INCREASE IN NET ASSETS:
From operations:
Net investment income	$82,216	$455,487	$269,460	$530,547
Net realized gain on investments	4,868,681	2,094,952	2,551,868	1,991,872
Change in net unrealized appreciation on Investments	420,829	9,690,750	1,865,968	11,554,662

Net increase in net assets resulting from operations	5,371,726	12,241,189	4,687,296	14,077,081

Dividends and distributions to shareholders:
From net investment income	(135,495)	(437,535)	(269,275)	(489,952)
Capital share transactions:
Proceeds from sales of shares	15,527,022	20,192,175	8,103,801	8,422,581
Reinvestment of dividends and distributions	132,079	426,694	264,368	482,186
Payments for shares redeemed	(3,787,606)	(5,570,183)	(5,188,034)	(6,654,752)

Net increase in net assets resulting from capital share transactions	11,871,495	15,048,686	3,180,135	2,250,015

Total increase in net assets	17,107,726	26,852,340	7,598,156	15,837,144
NET ASSETS:
Beginning of year	85,650,467	58,798,127	66,808,797	50,971,653

End of year	$102,758,193	$85,650,467	$74,406,953	$66,808,797

Undistributed net investment income/(loss)	(45,231)	8,048	33,610	33,425

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2014		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$21.43		$18.06	$17.50	$15.76	$14.75	$16.52

Income from investment operations:
Net investment income	0.02		0.13	0.10	0.13	0.18	0.27
Net realized and unrealized gain (loss) on investments	1.28		3.37	0.56	1.75	1.01	(1.77)

Total increase (decrease) from investment operations	1.30		3.50	0.66	1.88	1.19	(1.50)

Less dividends:
Dividends from net investment income	(0.03)		(0.13)	(0.10)	(0.14)	(0.18)	(0.27)

Net Asset Value, end of period	$22.70		$21.43	$18.06	$17.50	$15.76	$14.75

Total return	6.07	%(a)	19.44%	3.81%	11.92%	8.07%	(8.88)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$102,758		$85,650	$58,798	$58,410	$52,761	$48,105
Ratio of expenses to average net assets	1.48	%(b)	1.48%	1.45%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets	0.17	%(b)	0.66%	0.58%	0.72%	1.13%	1.97%
Portfolio turnover	25	%(a)	31%	58%	70%	48%	33%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2014		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$26.30		$20.81	$19.99	$17.44	$15.65	$18.83

Income from investment operations:
Net investment income	0.10		0.21	0.19	0.18	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.69		5.48	0.83	2.57	1.77	(3.17)

Total increase (decrease) from investment operations	1.79		5.69	1.02	2.75	1.94	(2.96)

Less dividends:
Dividends from net investment income	(0.10)		(0.20)	(0.20)	(0.20)	(0.15)	(0.22)
Distributions from net realized gains	—		—	—	—	—	— (a)

Total decrease from dividends	(0.10)		(0.20)	(0.20)	(0.20)	(0.15)	(0.22)

Net Asset Value, end of period	$27.99		$26.30	$20.81	$19.99	$17.44	$15.65

Total return	6.80	%(b)	27.49%	5.14%	15.77%	12.39%	(15.58)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$74,407		$66,809	$50,972	$53,363	$46,591	$40,659
Ratio of expenses to average net assets	1.25	%(c)	1.25%	1.16%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.75	%(c)	0.92%	0.97%	0.92%	0.97%	1.38%
Portfolio turnover	14	%(b)	17%	14%	13%	13%	23%

(a)	Amount represents less than 0.005 per share.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2014:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$73,923,161	$ —	$ —	$73,923,161
CORPORATE BONDS & NOTES	—	15,629,916	—	15,629,916
U.S. GOVERNMENT AGENCIES	—	5,244,730	—	5,244,730
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	9,110,680	—	9,110,680

TOTAL	$73,923,161	$30,080,326	$ —	$104,003,487

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2014:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$74,166,304	$ —	$ —	$74,166,304
SHORT-TERM OBLIGATIONS	—	177,473	—	177,473

TOTAL	$74,166,304	$177,473	$ —	$74,343,777

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended January 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the six months ended January 31, 2014. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2014, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2014. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2014. At January 31, 2014, the tax years 2010 through 2013 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

(G)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

shares held 60 days or less from their purchase date. For the six months ended January 31, 2014, the Balanced Fund and Equity Fund received $4,669 and $232, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of six months ended January 31, 2014, no liability has been accrued.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2014, Green Century accrued fees of $174,973 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2014 Green Century accrued fees of $37,808 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

ended January 31, 2014, Green Century accrued fees of $51,642 and $49,289 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $25,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2014, Green Century accrued fees of $30,620 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $32,789,397 and $22,097,081, respectively, for the six months ended January 31, 2014. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $13,188,800 and $9,888,110, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2013 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$8,048	$18,174
Undistributed long-term capital gains	0	0

Tax accumulated earnings	8,048	18,174

Accumulated capital and other losses	(2,446,323)	(4,419,664)
Unrealized appreciation (depreciation)	16,608,610	18,497,677

Distributable net earnings (deficit)	$14,170,335	$14,096,187

The Balanced Fund and the Equity Fund had accumulated short term capital loss carryforwards of $2,446,323 and $4,419,664, respectively, of which $2,446,323 and $3,499,154, respectively, expire in the year 2018 and $0 and $920,510, respectively, expire in the year 2019. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended July 31, 2013, the Balanced and Equity Fund utilized $1,666,588 and $1,777,981, respectively of their capital loss carryovers.

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2012
Ordinary income	$437,535	$330,794	$489,952	$503,447
Long-term capital gains	—	—	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2014	YEAR ENDED JULY 31, 2013	SIX MONTHS ENDED JANUARY 31, 2014	YEAR ENDED JULY 31, 2013
Shares sold	693,829	1,000,325	297,227	355,575
Reinvestment of dividends	5,647	22,065	9,186	21,267
Shares redeemed	(170,420)	(281,498)	(188,502)	(285,551)

	529,056	740,892	117,911	91,291

NOTE 6 — Recent Accounting Pronouncements

In January 2013, the FASB issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting ASU No. 2013-01 and determined there are no changes to the financial statements.

NOTE 7 — Subsequent Events

Subsequent to January 31, 2014 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of two advisory and two subadvisory agreements during the six months ended January 31, 2014.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on October 4, 2013. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In approving the Advisory Agreements, the Board, including the Independent Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social Index (the “Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund, which performs day-to-day portfolio management for the Fund.

With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

In addition, the Trustees considered the administrative services provided by the Adviser to both Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended July 31, 2013, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that 37 basis points of the Equity Fund’s one-year variance from the Index’s performance was attributable to factors other than Fund fees and expenses. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper”), which is a broad-based balanced fund market index, and a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees noted that as of the period ended August 31, 2013, the Balanced Fund’s one- and three year average annual returns outperformed the Lipper and its five- and ten- year average annual returns underperformed the Lipper. The Trustees also noted that as of the period ended August 31, 2013, the Balanced Fund’s one- year average annual returns outperformed the Custom Index and its three-, five- and ten- year average annual returns had underperformed the Custom Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 35 basis points, lower than the average advisory fee for socially conscious growth and income funds by 5 basis points, lower than that of the average growth and income funds by 23 basis points and higher than the average of growth and income index funds by 5 basis points. The Trustees also noted that the total expense ratio of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds by 7 basis points and higher than that of the average of all growth and income funds by 29 basis points, and higher than that of the average growth and income index funds by 71 basis points. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 5 basis points), socially conscious balanced Funds (by 11 basis points), all balanced funds (by 20 basis points) and balanced funds which have under $100 million in assets (by 20 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds by 30 basis points, higher than that of the average of socially conscious balanced funds by 48 basis points, higher than that of the average of all balanced funds by 44 basis points, and higher than that of the average of balanced funds with assets less than $100 million by 36 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship was not profitable. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund included break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT LLC RELATING TO THE BALANCED FUND

At the meeting on October 4, 2013, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $1 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended August 31, 2013, the Balanced Fund’s one- and three year average annual returns outperformed the Lipper and its five- and ten- year average annual returns underperformed the Lipper. The Trustees also noted that as of the period ended August 31, 2013, the Balanced Fund’s one- year average annual returns outperformed the Custom Index and its three-, five- and ten- year average annual returns had underperformed the Custom Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was slightly profitable. The Trustees noted that Trillium stated that it would not realize a level of profitability similar to that of its other advisory clients on the management of the Balanced Fund until assets approach $100 million. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium receives from its institutional clients with separate accounts of similar size as the Balanced Fund.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of its flat 0.65% advisory fee) include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC. RELATING TO THE EQUITY FUND

At the meeting on October 4, 2013, the Board of Trustees, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index, the subadvisory fees paid to Northern Trust, and the profitability to Northern Trust of its subadvisory relationship to the Equity Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Northern Trust, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Northern Trust supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended July 31, 2013, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that 37 basis points of the Equity Fund’s one-year variance from the Index’s performance was attributable to factors other than Fund fees and expenses. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Subadvisory Agreement were 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million. There is a minimum fee of $75,000 per annum, which based on the Equity Fund’s net assets as of August 31, 2013 translated to an annual fee of approximately 0.12%. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Equity Fund.

The Trustees reviewed and considered an analysis of the subadvisory fees against comparative data for index funds managed by Northern Trust and for similar socially responsible index funds. The Trustees noted that the Fund paid subadvisory fees comparable to those paid to Northern Trust by other subadvised index funds with under $100 million in assets. In evaluating the profitability of the Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level. Nevertheless, Northern Trust noted that it is continuing to grow its assets under management, including a significant amount of assets in the socially responsible mutual fund market.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Northern Trust, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund through its affiliated broker. The Trustees also considered that no soft dollars have been or will be paid in connection with Northern Trust’s management of the Equity Fund. The Trustees further considered the reputational and other advantages Northern Trust may gain from its relationship with the Equity Fund, including that Northern Trust’s management of the Equity Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by Northern Trust were reasonable in the context of the relationship between Northern Trust and the Equity Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Northern Trust as the Equity Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Northern Trust by Green Century (out of its advisory fee, which is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000), so that fees as a percentage of net assets decrease as assets in the Equity Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

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YOUR NOTES

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YOUR NOTES

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2014

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 11, 2014

/s/ Kristina Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
April 11, 2014